Inventories	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
Inventories	Inventories

(in millions €)	December 31, 2023	December 31, 2022
Raw materials and supplies	347.5	409.7
Unfinished goods	4.0	21.0
Finished goods	6.2	8.9
Total	357.7	439.6
During the year ended December 31, 2023 expenses from inventory write-downs to net realizable value due to inventories expected to be unsellable, not fulfilling the specification defined by our quality standards, shelf-life expiry or disposals resulted in €94.5 million, compared to €484.6 million in the previous period. The inventories valued at net realizable value in our consolidated statements of financial position as of December 31, 2023, take contractual compensation payments into consideration. We have not pledged any inventories as securities for liabilities. During the years ended December 31, 2023, and 2022, costs of inventories in the amount of €354.4 million and €1,550.6 million, respectively, were recognized as cost of sales.